                                                                    EXHIBIT 10.2




--------------------------------------------------------------------------------

                                AMENDMENT NO. 20

                                       TO

                    THE AMENDED AND RESTATED CREDIT AGREEMENT

                             DATED AS OF JUNE 9, 1998

                                      AMONG

                                CAREMARK RX, INC.
                      (FORMERLY KNOWN AS MEDPARTNERS, INC.)

                                       AND

                             THE BANKS PARTY HERETO


                                CLOSING DOCUMENTS

--------------------------------------------------------------------------------

                     AMENDMENT NO. 20 TO THE LOAN DOCUMENTS

         AMENDMENT NO. 20 TO THE LOAN DOCUMENTS dated as of August 31, 2000 to the Amended and Restated Credit Agreement dated as of June 9, 1998 (as amended and otherwise modified by Amendment and Waiver No. 1 to the Loan Documents dated as of December 4, 1998, Amendment No. 2 to the Loan Documents dated as of January 13, 1999, Amendment No. 3 to the Loan Documents dated as of February 9, 1999, Amendment and Waiver No. 4 to the Loan Documents dated as of March 18, 1999, Amendment and Waiver No. 5 to the Loan Documents dated as of April 1, 1999, Amendment No. 6 to the Loan Documents dated as of April 14, 1999, Amendment No. 7 to the Loan Documents dated as of June 29, 1999, Amendment No. 8 to the Loan Documents dated as of August 2, 1999, Amendment No. 9 to the Loan Documents dated as of August 16, 1999, Amendment No. 10 to the Loan Documents dated as of August 23, 1999, Amendment No. 11 to the Loan Documents dated as of August 30, 1999, Amendment No. 12 to the Loan Documents dated as of September 14, 1999, Amendment No. 13 to the Loan Documents dated as of November 5, 1999, Amendment No. 14 to the Loan Documents dated as of December 16, 1999, Amendment No. 15 to the Loan Documents dated as of January 20, 2000, Amendment No. 16 to the Loan Documents dated as of February 3, 2000, Amendment No. 17 to the Loan Documents dated as of April 10, 2000, Amendment No. 18 to the Loan Documents dated as of May 2, 2000, and Amendment No. 19 to the Loan Documents dated as of August 28, 2000, the "CREDIT AGREEMENT") among Caremark Rx, Inc. (formerly known as MedPartners, Inc.), a Delaware corporation (the "BORROWER"), the Lenders party thereto, Bank of America, N.A. (formerly NationsBank, N.A.; "BOFA"), as the Initial Issuing Bank and the Swing Line Bank thereunder, Credit Lyonnais New York Branch, The First National Bank of Chicago and Morgan Guaranty Trust Company of New York, as the Syndication Agents therefor, Banc of America Securities LLC (formerly NationsBanc Montgomery Securities LLC), as the Arranger therefor, and BofA, as the Administrative Agent for the Lender Parties thereunder. Capitalized terms not otherwise defined in this Amendment have the same meanings as specified therefor in the Credit Agreement.

                             PRELIMINARY STATEMENTS

         (1) The Borrower has requested that the Lender Parties agree to amend the Credit Agreement as provided herein in connection with the extension of the maturity date of the Senior Subordinated Notes.

         (2) The Lender Parties have indicated their willingness to agree to amend the Credit Agreement.

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein and in the Loan Documents, the parties hereto hereby agree as follows:

         SECTION 1. Amendments of Certain Provisions of the Credit Agreement. The Credit Agreement is, upon the occurrence of the Amendment Effective Date (as hereinafter defined), hereby amended as follows:

         (a) Section 1.01 of the Credit Agreement is hereby amended to amend the definition of "Eligible Subordinated Indebtedness" by adding the phrase "or for which an aggregate amount of cash or Cash Equivalents equal to the amount of all principal of and interest on such Indebtedness is held pursuant to an order of a court of competent jurisdiction in connection with litigation relating to the TAPS" at the end thereof.

         (b) Section 1.01 of the Credit Agreement is hereby further amended to restate the definition of "TAPS Indenture" set forth therein in its entirety as follows:

         "'TAPS INDENTURE' means the Indenture dated as of September 15, 1997 between the Borrower and PNC Bank, Kentucky, Inc., as trustee, pursuant to which the 6-7/8% senior subordinated notes of the Borrower due 2000 in an aggregate principal amount of $420,000,000 were issued, as the same may be supplemented by the Supplemental Indenture by and between the Borrower and Wells Fargo Bank, N.A., dated as of August 31, 2000, and as such agreement may be amended, supplemented or otherwise modified hereafter from time to time in accordance with the terms thereof, but solely to the extent permitted under the terms of the Loan Documents."

         SECTION 2. Conditions Precedent to the Effectiveness of this Amendment. This Amendment shall become effective as of the date hereof if on or before August 31, 2000, each of the following conditions have been satisfied (such date when the conditions are satisfied being the "AMENDMENT EFFECTIVE DATE"):


         (a) The Administrative Agent shall have received on or before 5:00 p.m. (Charlotte time) on August 31, 2000, (i) counterparts of this Amendment executed by the Borrower and the Required Lenders or, as to any of the Lender Parties, advice satisfactory to the Administrative Agent that such Lender Party has executed this Amendment and (ii) counterparts of the Consent attached hereto executed and delivered by each of the Loan Parties (other than the Borrower).


         (b) The representations and warranties set forth in each of the Loan Documents shall be correct in all material respects on and as of the Amendment Effective Date, before and after giving effect to this Amendment, as though made on and as of such date (except (i) for any such representation and warranty that, by its terms, refers to a specific date other than the Amendment Effective Date, in which case as of such specific date, (ii) that the Consolidated financial statements of the Borrower and its Subsidiaries referred to in Sections 4.01(f) and 4.01(g) of the Credit Agreement shall be deemed to refer to the Consolidated financial statements of the Borrower and its Subsidiaries comprising part of the Required Financial Information most recently delivered to the Administrative Agent and the Lender Parties pursuant to Sections 5.03(b) and 5.03(c), respectively, on or prior to the Amendment Effective Date, and (iii) that the forecasted Consolidated financial statements of the Borrower and its Subsidiaries referred to in Section 4.01(h) of the Credit Agreement shall be deemed to refer to the forecasted Consolidated financial statements of the Borrower and its Subsidiaries most recently delivered to the Administrative Agent and the Lender Parties prior to the Amendment Effective Date).

         (c) No event shall have occurred and be continuing, or shall result from the effectiveness of this Amendment, that constitutes a Default.

         (d) All of the reasonable fees and expenses of the Administrative Agent and the Arranger (including the reasonable fees and expenses of counsel for the Administrative Agent) due and payable on or before the Amendment Effective Date shall have been paid in full.

         The effectiveness of this Amendment is further conditioned upon the accuracy of all of the factual matters described herein. This Amendment is subject to the provisions of Section 8.01 of the Credit Agreement.

         SECTION 3. Reference to and Effect on the Loan Documents. (a) On and after the Amendment Effective Date, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to "the Credit Agreement," "thereunder," "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

         (b) The Credit Agreement, the Notes and each of the other Loan Documents, as amended by the amendments specifically provided above in Section 1, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any of the Guaranteed Parties or the Administrative Agent under any of the Loan Documents, or constitute a waiver of any provision of any of the Loan Documents.

         SECTION 4. Costs and Expenses. The Borrower hereby agrees to pay, upon demand, all of the reasonable costs and expenses of the Administrative Agent and the Arranger (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in connection with the preparation, execution, delivery, administration, modification and amendment of this Amendment and all of the agreements, instruments and other documents delivered or to be delivered in connection herewith, all in accordance with the terms of
Section 8.04 of the Credit Agreement.

         SECTION 5. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

         SECTION 6. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers, thereunto duly authorized, as of the date first written above.

                                          THE BORROWER

                                          CAREMARK RX, INC.
                                          (formerly known as MEDPARTNERS, INC.)


                                          By  /s/    Peter Clemens
                                              ----------------------------------
                                              Name:  Peter Clemens
                                              Title: SVP and Treasurer



                                          THE ADMINISTRATIVE AGENT

                                          BANK OF AMERICA, N.A.


                                          By  /s/ William D. Duke
                                              ----------------------------------
                                              Name:   William D. Duke
                                              Title:  Principal

                                    THE LENDER PARTIES

                                    BANK OF AMERICA, N.A., as a Lender,
                                    the Swing Line Bank and the Issuing Bank


                                    By  /s/ William D. Duke
                                        ----------------------------------------
                                        Name:  William D. Duke
                                        Title: Principal


                                    AMSOUTH BANK


                                    By
                                        ----------------------------------------
                                        Name:
                                        Title:


                                    THE CHASE MANHATTAN BANK


                                    By  /s/ Dawn Lee Lum
                                        ----------------------------------------
                                        Name:  Dawn Lee Lum
                                        Title: Vice President


                                    CITIBANK, N.A.


                                    By
                                        ----------------------------------------
                                        Name:
                                        Title:


                                    CREDIT LYONNAIS NEW YORK BRANCH

                                    By  /s/ Charles H. Heidsieck
                                        ----------------------------------------
                                        Name:  Charles H. Heidsieck
                                        Title: SVP


                                    DEBT STRATEGIES FUND, INC.


                                    By
                                        ----------------------------------------
                                        Name:
                                        Title:

                              BANK ONE, NA (f/k/a THE FIRST NATIONAL
                              BANK OF CHICAGO)




                              By
                                   -------------------------------------------
                                   Name:
                                   Title:



                              FIRST UNION NATIONAL BANK


                              By   /s/ KEITH S. LAW
                                   -------------------------------------------
                                   Name:  Keith S. Law
                                   Title: Vice President



                              FLOATING RATE PORTFOLIO
                              BY: INVESCO Senior Secured Management, Inc., as attorney in fact


                              By
                                   -------------------------------------------
                                   Name:
                                   Title:



                              KZH HIGHLAND-2 LLC


                              By
                                   -------------------------------------------
                                   Name:
                                   Title:



                              MERRILL LYNCH DEBT STRATEGIES
                                PORTFOLIO, INC.
                                BY: MERRILL LYNCH ASSET
                                MANAGEMENT L.P., as Investment Advisor



                              By
                                   -------------------------------------------
                                   Name:
                                   Title:

                                        MORGAN GUARANTY TRUST COMPANY
                                          OF NEW YORK


                                        By /s/ Anna Marie Fallon
                                           ----------------------------
                                           Name: Anna Marie Fallon
                                           Title: Vice President

                                        PAM CAPITAL FUNDING, LP
                                          BY: HIGHLAND CAPITAL MANAGEMENT, L.P.,
                                                as Collateral Manager


                                        By
                                           -----------------------------------
                                           Name:
                                           Title:

                                        PAMCO CAYMAN, LTD.
                                          BY: HIGHLAND CAPITAL MANAGEMENT, L.P.,
                                                as Collateral Manager


                                        By
                                           -----------------------------------
                                           Name:
                                           Title:

                                        PILGRIM PRIME RATE TRUST
                                          BY: PILGRIM INVESTMENTS, INC.,
                                                as Investment Manager


                                        By
                                           -----------------------------------
                                           Name:
                                           Title:


                                        SCOTIABANC INC.


                                        By /s/ Carolyn A. Calloway
                                           -----------------------------------
                                           Name:  Carolyn A. Calloway
                                           Title: Director

                                      SRV-HIGHLAND, INC.

                                      BY
                                        ----------------------------------------
                                        Name:
                                        Title:



                                      STEIN ROE & FARNHAM INCORPORATED,
                                       as Agent for KEYPORT LIFE INSURANCE
                                         COMPANY

                                      BY /s/
                                        ----------------------------------------
                                        Name:
                                        Title:



                                      TORONTO DOMINION (TEXAS), INC.

                                      BY
                                        ----------------------------------------
                                        Name:
                                        Title:




                                      TRANSAMERICA LIFE INSURANCE AND
                                       ANNUITY CO.

                                      BY
                                        ----------------------------------------
                                        Name:
                                        Title:




                                      TRANSAMERICA PREMIER HIGH YIELD FUND

                                      BY
                                        ----------------------------------------
                                        Name:
                                        Title:




                                      VAN KAMPEN PRIME RATE INCOME TRUST
                                      By: Van Kampen Investment Advisory Corp.

                                      BY /s/ Darvin D. Pierce
                                        ----------------------------------------
                                        Name:  Darvin D. Pierce
                                        Title: Vice President

                                      VAN KAMPEN SENIOR INCOME TRUST
                                      By: Van Kampen Investment Advisory Corp.

                                      BY /s/ Darvin D. Pierce
                                        ----------------------------------------
                                        Name: DARVIN D. PIERCE
                                        Title: VICE PRESIDENT



                                      VAN KAMPEN CLO II, LIMITED
                                      BY: VAN KAMPEN MANAGEMENT, INC.,
                                          as Collateral Manager

                                      BY /s/ Darvin D. Pierce
                                        ----------------------------------------
                                        Name: DARVIN D. PIERCE
                                        Title: VICE PRESIDENT



                                      WACHOVIA BANK, N.A.

                                      BY
                                        ----------------------------------------
                                        Name:
                                        Title:

                CONSENT TO AMENDMENT NO. 20 TO THE LOAN DOCUMENTS

                              As of August 31, 2000

         Reference is made to Amendment No. 20 to the Loan Documents dated as of August 31, 2000 (the "AMENDMENT") to the Amended and Restated Credit Agreement dated as of June 9, 1998 (as amended and otherwise modified by Amendment No. 1 to the Loan Documents dated as of December 4, 1998, Amendment No. 2 to the Loan Documents dated as of January 13, 1999, Amendment No. 3 to the Loan Documents dated as of February 9, 1999, Amendment and Waiver No. 4 to the Loan Documents dated as of March 18, 1999, Amendment and Waiver No. 5 to the Loan Documents dated as of April 1, 1999, Amendment No. 6 to the Loan Documents dated as of April 14, 1999, Amendment No. 7 to the Loan Documents dated as of June 29, 1999, Amendment No. 8 to the Loan Documents dated as of August 2, 1999, Amendment No. 9 to the Loan Documents dated as of August 16, 1999, Amendment No. 10 to the Loan Documents dated as of August 23, 1999, Amendment No. 11 to the Loan Documents dated as of August 30, 1999, Amendment No. 12 to the Loan Documents dated as of September 14, 1999, Amendment No. 13 to the Loan Documents dated as of November 5, 1999, Amendment No. 14 to the Loan Documents dated as of December 16, 1999, Amendment No. 15 to the Loan Documents dated as of January 20, 2000, Amendment No. 16 to the Loan Documents dated as of February 3, 2000, Amendment No. 17 to the Loan Documents dated as of April 10, 2000, and Amendment No. 18 to the Loan Documents dated as of May 2, 2000, and Amendment No. 19 to the Loan Documents dated as of August 28, 2000, the "CREDIT AGREEMENT") among Caremark Rx, Inc. (formerly known as MedPartners, Inc.), a Delaware corporation, the Lenders party thereto, Bank of America, N.A. (formerly NationsBank, N.A.), as the Initial Issuing Bank and Swing Line Bank thereunder, Credit Lyonnais New York Branch, The First National Bank of Chicago and Morgan Guaranty Trust Company of New York, as the Syndication Agents therefor, Banc of America Securities LLC (formerly NationsBanc Montgomery Securities LLC, as Arranger therefor, and Bank of America, N.A. (formerly NationsBank, N.A.), as the Administrative Agent for the Lender Parties thereunder. Capitalized terms not otherwise defined herein shall have the same meanings as specified therefor in the Credit Agreement.

         Each of the undersigned, as a guarantor under the Subsidiaries Guarantee dated as of June 9, 1998 (as modified to the date hereof, the "SUBSIDIARIES GUARANTEE") in favor of the Guaranteed Parties, hereby consents to the execution and delivery of the Amendment and the performance of the Credit Agreement, as amended thereby, and hereby confirms and agrees that, notwithstanding the effectiveness of the Amendment, the Subsidiaries Guarantee is, and shall continue to be, in full force and effect and is hereby in all respects ratified and confirmed, except that each reference in the Subsidiaries Guarantee to "the Credit Agreement," "thereunder," "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by the Amendment.

         This Consent may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same Consent. Delivery of an executed counterpart of a signature page to this Consent by telecopier shall be effective as delivery of a manually executed counterpart of this Consent.

         This Consent shall be governed by, and construed in accordance with, the laws of the State of New York.

                                            MEDPARTNERS ACQUISITION CORPORATION

                                            By /s/ JAMES H. DICKERSON, JR.
                                               ---------------------------------
                                               Name:  James H. Dickerson, Jr.
                                               Title: President & Treasurer


                                            MEDPARTNERS AVIATION, INC.


                                            By /s/ SARA J. FINLEY
                                               ---------------------------------
                                               Name:  Sara J. Finley
                                               Title: Vice President & Secretary


                                            MEDPARTNERS EAST, INC.


                                            By /s/ JAMES H. DICKERSON, JR.
                                               ---------------------------------
                                               Name:  James H. Dickerson, Jr.
                                               Title: President & Treasurer


                                            MEDPARTNERS INTEGRATED NETWORK-
                                            CHANDLER, INC.


                                            By /s/ JAMES H. DICKERSON, JR.
                                               ---------------------------------
                                               Name:  James H. Dickerson, Jr.
                                               Title: Vice President & Treasurer


                                            MEDPARTNERS PROFESSIONAL
                                            MANAGEMENT CORPORATION


                                            By /s/ JAMES H. DICKERSON, JR.
                                               ---------------------------------
                                               Name:  James H. Dickerson, Jr.
                                               Title: President & Treasurer


                                            HEALTHWAYS, INC.


                                            By /s/ JAMES H. DICKERSON, JR.
                                               ---------------------------------
                                               Name:  James H. Dickerson, Jr.
                                               Title: President & Treasurer

                                        BAY AREA PRACTICE MANAGEMENT
                                        GROUP, INC.


                                        By /s/ Sara J. Finley
                                           -------------------------------------
                                           Name: Sara J. Finley
                                           Title: Vice President & Secretary


                                        By /s/ James H. Dickerson, Jr.
                                           -------------------------------------
                                           Name: James H. Dickerson, Jr.
                                           Title: Vice President & Treasurer


                                        CHS MANAGEMENT, INC.


                                        By /s/ James H. Dickerson, Jr.
                                           -------------------------------------
                                           Name: James H. Dickerson, Jr.
                                           Title: President & Treasurer


                                        CAREMARK INTERNATIONAL INC.


                                        By /s/ James H. Dickerson, Jr.
                                           -------------------------------------
                                           Name: James H. Dickerson, Jr.
                                           Title: President & Treasurer


                                        CAREMARK INC.


                                        By /s/ Sara J. Finley
                                           -------------------------------------
                                           Name: Sara J. Finley
                                           Title: Vice President & Secretary


                                        By
                                           -------------------------------------
                                           Name: Leisa Kizer
                                           Title: Treasurer

                                          PRESCRIPTION HEALTH SERVICES, INC.


                                          By  /s/ JAMES H. DICKERSON, JR.
                                              ----------------------------------
                                              Name:   James H. Dickerson, Jr.
                                              Title:  Vice President & Treasurer



                                          By  /s/ SARA J. FINLEY
                                              ----------------------------------
                                              Name:   Sara J. Finley
                                              Title:  Vice President & Secretary


                                          CAREMARK INTERNATIONAL HOLDINGS INC.


                                          By  /s/ JAMES H. DICKERSON, JR.
                                              ----------------------------------
                                              Name:   James H. Dickerson, Jr.
                                              Title:  Vice President & Treasurer



                                          MEDPARTNERS PHYSICIAN SERVICES INC.


                                          By  /s/ JAMES H. DICKERSON, JR.
                                              ----------------------------------
                                              Name:   James H. Dickerson, Jr.
                                              Title:  Vice President & Secretary


                                          FRIENDLY HILLS HEALTHCARE NETWORK INC.

                                          By  /s/ SARA J. FINLEY
                                              ---------------------------------
                                              Name:   Sara J. Finley
                                              Title:  Vice President & Treasurer



                                          MEDPARTNERS NSC LTD.


                                          By  /s/ JAMES H. DICKERSON, JR.
                                              ----------------------------------
                                              Name:   James H. Dickerson, Jr.
                                              Title:  Vice President & Treasurer

                                        MEDPARTNERS ADMINISTRATIVE
                                        SERVICES, INC.


                                        By /s/ James H. Dickerson, Jr.
                                           -------------------------------------
                                           Name:  James H. Dickerson, Jr.
                                           Title: Vice President & Treasurer


                                        MEDPARTNERS MANAGED CARE, INC.



                                        By /s/ Sara J. Finley
                                           -------------------------------------
                                           Name:  Sara J. Finley
                                           Title: Vice President & Secretary


                                        ACUTE CARE MEDICAL MANAGEMENT,
                                        INC.


                                        By /s/ Sara J. Finley
                                           -------------------------------------
                                           Name:  Sara J. Finley
                                           Title: Vice President & Secretary


                                        BGS HEALTHCARE, INC.


                                        By /s/ Sara J. Finley
                                           -------------------------------------
                                           Name:  Sara J. Finley
                                           Title: Vice President & Secretary



                                        HOME HEALTH AGENCY OF GREATER
                                        MIAMI, INC.


                                        By /s/ Sara J. Finley
                                           -------------------------------------
                                           Name:  Sara J. Finley
                                           Title: Vice President & Secretary


                                        PACIFIC MEDICAL GROUP, INC.

                                        By /s/ Sara J. Finley
                                           -------------------------------------
                                           Name:  Sara J. Finley
                                           Title: Vice President & Secretary

                                        PACIFIC PHYSICIAN SERVICES, INC.


                                        By /s/ James H. Dickerson, Jr.
                                           -------------------------------------
                                           Name: James H. Dickerson, Jr.
                                           Title: President & Treasurer


                                        PPS EAST, INC.


                                        By /s/ James H. Dickerson, Jr.
                                           -------------------------------------
                                           Name: James H. Dickerson, Jr.
                                           Title: President & Treasurer


                                        PPS NORTH CAROLINA MEDICAL
                                        MANAGEMENT, INC.


                                        By /s/ James H. Dickerson, Jr.
                                           -------------------------------------
                                           Name: James H. Dickerson, Jr.
                                           Title: President & Treasurer


                                        PPS RIVERSIDE DIVISION ACQUISITION
                                        AND MANAGEMENT CORP. I


                                        By /s/ James H. Dickerson, Jr.
                                           -------------------------------------
                                           Name: James H. Dickerson, Jr.
                                           Title: President & Treasurer


                                        PPS VALLEY MANAGEMENT, INC.


                                        By /s/ James H. Dickerson, Jr.
                                           -------------------------------------
                                           Name: James H. Dickerson, Jr.
                                           Title: President & Treasurer


                                        By /s/ Sara J. Finley
                                           -------------------------------------
                                           Name: Sara J. Finley
                                           Title: Vice President & Secretary

                             PACIFIC PHYSICIAN SERVICES
                             ARIZONA, INC.

                             By /s/ JAMES H. DICKERSON, JR.
                                -----------------------------------------
                                Name: James H. Dickerson, Jr.
                                Title: President & Treasurer


                             PACIFIC PHYSICIAN SERVICES
                             NEVADA, INC.

                             By /s/ JAMES H. DICKERSON, JR.
                                -----------------------------------------
                                Name: James H. Dickerson, Jr.
                                Title: President & Treasurer


                             PHYSICIANS' HOSPITAL MANAGEMENT
                             CORPORATION

                             By /s/ JAMES H. DICKERSON, JR.
                                -----------------------------------------
                                Name: James H. Dickerson, Jr.
                                Title: Vice President & Treasurer


                             RELIANT HEALTHCARE SYSTEMS, INC.

                             By /s/ JAMES H. DICKERSON, JR.
                                -----------------------------------------
                                Name: James H. Dickerson, Jr.
                                Title: President & Secretary

                             By /s/ SARA J. FINLEY
                                -----------------------------------------
                                  Name: Sara J. Finley
                                  Title: Vice President & Secretary


                             MEDPARTNERS/TALBERT MEDICAL
                             MANAGEMENT CORPORATION

                             By /s/ JAMES H. DICKERSON, JR.
                                -----------------------------------------
                                Name: James H. Dickerson, Jr.
                                Title: Vice President & Treasurer

                                      TALBERT MEDICAL MANAGEMENT
                                      CORPORATION

                                      BY /s/ James H. Dickerson, Jr.
                                        ----------------------------------------
                                        Name: James H. Dickerson, Jr.
                                        Title: Vice President & Treasurer



                                      TALBERT HEALTH SERVICES
                                      CORPORATION

                                      BY /s/ James H. Dickerson, Jr.
                                        ----------------------------------------
                                        Name: James H. Dickerson, Jr.
                                        Title: Vice President & Treasurer



                                      MEDPARTNERS ADMINISTRATION, L.P.

                                      BY /s/ James H. Dickerson, Jr.
                                        ----------------------------------------
                                        Name: James H. Dickerson, Jr.
                                        Title: Executive Vice President &
                                        Treasurer of Caremark Rx, Inc.,
                                        the General Partner

                                      MEDPARTNERS PHYSICIAN
                                      MANAGEMENT, L.P.

                                      By /s/ James H. Dickerson, Jr.
                                        ----------------------------------------
                                        Name: James H. Dickerson, Jr.
                                        Title: Executive Vice President of
                                        Caremark Rx, Inc., the General
                                        Partner



                                      MED TENNESSEE, INC.

                                      By /s/ James H. Dickerson, Jr.
                                        ----------------------------------------
                                        Name:  James H. Dickerson, Jr.
                                        Title: President & Treasurer



                                      MEDPARTNERS PHYSICIAN SERVICES OF
                                      ILLINOIS L.L.C.

                                      By /s/ James H. Dickerson, Jr.
                                        ----------------------------------------
                                        Name:  James H. Dickerson, Jr.
                                        Title: Vice President & Treasurer of
                                               North Suburban Clinic, Ltd.,
                                               a member



                                      CERRITOS INVESTMENT GROUP

                                      By /s/ James H. Dickerson, Jr.
                                        ----------------------------------------
                                        Name:  James H. Dickerson, Jr.
                                        Title: Executive Vice President & Chief
                                               Financial Officer of Caremark Rx,
                                               Inc,. a Partner


                                      By /s/ Sara J. Finley
                                        ----------------------------------------
                                        Name:  Sara J. Finley
                                        Title: Corporate Secretary of
                                               Caremark Rx, Inc., a Partner

                                     CERRITOS INVESTMENT GROUP II

                                     By /s/ JAMES H. DICKERSON, JR.
                                        ---------------------------------------
                                        Name:  James H. Dickerson, Jr.
                                        Title: Executive Vice President & Chief
                                               Financial Officer of Caremark Rx,
                                               Inc., a Partner

                                     By /s/ SARA J. FINLEY
                                        ---------------------------------------
                                        Name:  Sara J. Finley
                                        Title: Corporate Secretary of
                                               Caremark Rx, Inc., a Partner

                                     5000 AIRPORT PLAZA, L.P.

                                     By /s/ JAMES H. DICKERSON, JR.
                                        ---------------------------------------
                                        Name:  James H. Dickerson, Jr.
                                        Title: Executive Vice President & Chief
                                               Financial Officer of Caremark Rx,
                                               Inc., the General Partner

                                     By /s/ SARA J. FINLEY
                                        ---------------------------------------
                                        Name:  Sara J. Finley
                                        Title: Corporate Secretary of
                                               Caremark Rx, Inc.,
                                               the General Partner